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                   JPMORGAN MULTI-MANAGER SMALL CAP VALUE FUND

                                   A SERIES OF

                        J.P. MORGAN FLEMING SERIES TRUST

                 SUPPLEMENT DATED AUGUST 25, 2005 TO THE FUND'S
                                   PROSPECTUS
                                DATED MAY 1, 2005


         J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the JPMorgan Multi-Manager Small Cap Value Fund, has given notice to ICM Asset Management, Inc. ("ICM") of its intention to terminate JPMIM's subadvisory agreement with ICM, effective as of October 10, 2005. The subadvisory agreement with EARNEST Partners, LLC will continue in effect.

         A special meeting of shareholders of the JPMorgan Multi-Manager Small Cap Value Fund (the "Meeting") is scheduled to be held on October 14, 2005. Shareholders of record of the JPMorgan Multi-Manager Small Cap Value Fund (the "Fund") at the close of business on July 29, 2005, are entitled to vote at the Meeting.

         At the Meeting, shareholders of the Fund will be asked to approve three new investment subadvisory agreements between JPMIM and each of the following subadvisers: First Quadrant L.P., Vaughan Nelson Investment Management, L.P., and Advisory Research, Inc. If the new subadvisory agreements are approved at the Meeting, First Quadrant L.P., Vaughan Nelson Investment Management, L.P., and Advisory Research, Inc. will join EARNEST Partners, LLC, as subadvisers to the Fund.

         A definitive proxy statement to approve the three new subadvisory agreements between JPMIM and each of First Quadrant L.P., Vaughan Nelson Investment Management, L.P., and Advisory Research, Inc. is expected to be mailed to shareholders of record on or about September 7, 2005.

                                                                SUP-MULTISCV-805